EXHIBIT 10.5
FORM OF RSU AGREEMENT – STOCK SETTLED ONLY
ALLIED WASTE INDUSTRIES, INC.
RESTRICTED STOCK UNITS AGREEMENT
(UNDER 2006 INCENTIVE STOCK PLAN)
     THIS RESTRICTED STOCK UNITS AGREEMENT (“Agreement”) is dated                     , 200___ (the “Grant Date”), between ALLIED WASTE INDUSTRIES, INC., a Delaware corporation (the “Company”), and                      (the “Grantee”).
R E C I T A L S:
     The Company has adopted the Allied Waste Industries, Inc. 2006 Incentive Stock Plan, as such plan may subsequently be modified, amended, or supplemented (the “Plan”), all of the terms and provisions of which are incorporated herein by reference and made a part of this Agreement. All capitalized terms used but not defined in this Agreement have the meanings given to them in the Plan.
     The Management Development/Compensation Committee of the Board of Directors (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Grantee the Restricted Stock Units provided for herein as an inducement for Grantee to [continue to] serve as [an employee of][a consultant to] the Company and to provide Grantee with a proprietary interest in the future of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
     1. Grant of Restricted Stock Units. Subject in all respects to the terms, conditions, and provisions of this Agreement and the Plan, the Company hereby grants to Grantee ___ Restricted Stock Units (the “RSUs”). Each RSU shall represent Grantee’s right to receive one share of the Company’s Common Stock.
2. Vesting Dates and Issue Dates.
          (a) Vesting Dates. The “Issue Date” for each RSU shall be (i) the date on which such RSU vests in accordance with this Section 2(a) (the “Vesting Date”) or, (ii) if Grantee is eligible to (and does) make a timely deferral election under one of the Company’s non-qualified Deferred Compensation Plans, the payment date elected under that non-qualified Deferred Compensation Plan. The RSUs shall vest according to the following schedule:

Number of
Vesting Date	RSUs Vested
___/___/20___	#####
___/___/20___	#####
___/___/20___	#####
___/___/20___	#####
___/___/20___	#####

The remaining                      RSUs shall vest upon the attainment of certain performance goals, as provided in Schedule A attached to this Agreement.
          (b) Issue Date. Upon the occurrence of the Issue Date with respect to each RSU, the Company shall issue to the Grantee one share of Common Stock.
          (c) Issuance of Shares. Reasonably promptly after the Issue Date with respect to each RSU, but in no event later than the March 15 next following the last day of the Grantee’s taxable year during which such RSUs vest if the Issue Date is pursuant to Section 2(a)(i), the Secretary of the Company shall issue or cause to be issued to the Grantee (or permitted transferee) a certificate or certificates for the number of shares of Common Stock issuable on that Issue Date, less any applicable tax and other withholding amounts, unless applicable taxes and other withholdings are satisfied by other means under Section 5. The Company shall cause the certificates to be issued in the name of the Grantee or permitted transferee and delivered to the Grantee or permitted transferee as soon as practicable following the later of (i) the Issue Date or (ii) the date tax withholdings are made by the Company (or an amount sufficient to satisfy such withholdings are received by the Company) with respect to vested RSUs; provided, however, that such delivery shall be effected for all purposes when the Company’s stock transfer agent shall have deposited such certificates in the United States mail, addressed to the Grantee or permitted transferee. The Company, however, shall not be liable to the Grantee or permitted transferee for damages relating to any delays in issuing the certificate(s) to the Grantee or permitted transferee, any loss of the certificate(s), or any mistakes or errors in the issuance of the certificate(s) or in the certificate(s) themselves. The certificates shall be issued for a whole number of shares only. Any fractional share resulting from the vesting of such RSU, the payment of dividends, or otherwise shall be paid in cash based on the Fair Market Value of such fractional share as of such Issue Date.
          (d) Acceleration of Vesting Upon Change in Control. Notwithstanding Section 2(a) and except as otherwise provided in the Grantee’s written employment agreement or other written agreement with the Company or any policy of the Company, if any, upon the occurrence of a Change in Control of the Company any unvested RSUs shall become fully and immediately vested immediately prior to the consummation of the Change in Control.
     3. Effect of Termination of Service with the Company. Except as otherwise provided in the Grantee’s written employment agreement or another written agreement with the Company or any policy of the Company, if any, [and except as provided in the following sentence,] if the Grantee’s Service with the Company terminates due to any reason or for no reason, any RSUs that are not vested as of the commencement of business on the date of such termination shall immediately be forfeited. [Notwithstanding the foregoing, if the Grantee’s Service with the Company is terminated as the result of the Grantee’s Disability or death, any unvested RSUs shall continue to vest for a period of three years after such termination, on which date they shall expire.]
     4. Transferability. The RSUs granted pursuant to this Agreement (a) may not be transferred for value, and (b) are not transferable or assignable by the Grantee except (i) by will or the laws of descent and distribution, (ii) pursuant to a Qualified Domestic Relations Order, or (iii) pursuant to Section 16(b) of the Plan.

     5. Tax Withholding; Other Deductions.
          (a) General. The Company’s obligation to deliver shares of Common Stock under this Agreement shall be subject to the Grantee’s satisfaction of all applicable federal, state, and local income tax withholding requirements. Grantee agrees to make appropriate arrangements with the Company for the satisfaction of any applicable federal, state, or local income tax withholding or similar requirements, including the payment to the Company at the time of vesting of any RSUs of all such taxes and the satisfaction of all such requirements. If tax withholdings are to be transmitted to the Company and are not timely received by the Company in order to satisfy its withholding obligation, the Company may withhold a portion of the shares of Common Stock that would otherwise be issued to the Grantee on the Issue Date, sell such shares, and use the proceeds from such shares to satisfy the Company’s withholding obligations.
          (b) Shares to Pay for Withholding. The Committee may, in its discretion and in accordance with the provisions of this Section 5(b) and such supplemental rules as it may from time to time adopt (including any applicable safe-harbor provisions of Rule 16b-3 under the Exchange Act), provide the Grantee with the right to use shares of Common Stock in satisfaction of all or part of the federal, state, and local income tax liabilities incurred by the Grantee in connection with the receipt of shares of Common Stock upon vesting of RSUs (“Taxes”). Such right may be provided to the Grantee in either or both of the following formats:
               (i) Stock Withholding. The Grantee may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable on the Issue Date for any RSU, a portion of those shares of Common Stock with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed 100 percent of such Taxes), as designated by the Grantee.
               (ii) Stock Delivery. The Committee may, in its discretion, provide the Grantee with the election to deliver to the Company, on the Issue Date for any RSU, one or more shares of Common Stock previously acquired by the Grantee (other than pursuant to the transaction triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such vesting of RSUs (not to exceed 100 percent of such Taxes), as designated by the Grantee.
     6. Tender Offer or Merger; Adjustment of Shares. Notwithstanding anything contained herein to the contrary:
          (a) The Committee, in its discretion (i) may accelerate vesting of all or any portion of the RSUs so that the shares of Common Stock issuable upon such vesting can be tendered in response to a tender offer for, or a request or invitation to tender of, greater than 50% of the outstanding Common Stock of the Company or (ii) may provide that all or any portion of the RSUs may be surrendered in a merger, consolidation or share exchange involving the Company (other than a transaction that would result in a Change in Control), provided that the securities or other consideration received in exchange thereof shall thereafter be subject to such restrictions and conditions as may be determined by the Committee, in its discretion.

          (b) The number and type of shares of Common Stock issuable upon vesting of RSUs subject to this Agreement shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company in the manner set forth in Section 20(a) of the Plan. If the Company is the surviving entity in any merger or consolidation as described in Section 20(d) of the Plan, the RSUs granted herein shall pertain to and apply to the number and type of securities of the surviving entity to which a holder of the number of shares of Common Stock subject to such RSUs would have been entitled if such RSUs had vested in full immediately prior to such merger or consolidation.
     7. Rights as Stockholder. The Grantee shall not be entitled to any of the rights of a stockholder with respect to the RSUs (including the right to vote any shares issuable upon vesting of such RSUs) unless and until the certificate for shares of Common Stock issuable upon an applicable Issue Date are issued. [Notwithstanding the foregoing, if the Company pays a cash dividend on its Common Stock while the RSUs are still outstanding (i.e., before shares of Common Stock have been issued), the Grantee shall be credited with additional Restricted Stock Units (“Additional RSUs”) in an amount equal to the total number of outstanding whole RSUs multiplied by the dollar amount of the cash dividend paid per share, divided by the Fair Market Value per share of Common Stock on the date of such dividend. Moreover, if the Company pays a stock dividend on its Common Stock while the RSUs are still outstanding (i.e., before shares of Common Stock have been issued), the Grantee shall be credited with Additional RSUs in an amount equal to the total number of outstanding whole RSUs multiplied by the share dividend paid per share. Any Additional RSUs that are credited (a) shall become part of the RSUs (and, as such, may be taken into account in determining the outstanding whole number of RSUs for any future dividend crediting), (b) shall vest pro rata according to the Vesting Date(s) of the RSUs as to which such Additional RSUs were credited, and (c) shall be subject to the same terms and conditions that apply to the RSUs.]
     8. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in the Service of the Company (or any Parent or Subsidiary employing or retaining the Grantee) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or the Grantee, which rights are hereby expressly reserved by each, to terminate the Service of Grantee at any time for any reason whatsoever, with or without Cause.
     9. Limitation on Liability of the Company.
          (a) If the number of shares of Common Stock covered by this Agreement (individually, or in combination with other Awards granted under the Plan) exceeds, as of the Grant Date, the number of shares of the Company’s Common Stock that may be issued under the Plan without stockholder approval, then this Agreement shall be void with respect to such excess shares unless the Company obtains stockholder approval of an amendment to the Plan increasing the number of shares of Common Stock issuable under the Plan prior to the Vesting Date(s) with respect to such excess shares.
          (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance of the shares of Common Stock as to which such approval shall not have been obtained.
     10. Compliance With Laws and Regulations; Securities Matters.
          (a) The issuance of the shares of Common Stock upon vesting of any RSUs pursuant to this Agreement shall be subject to compliance by the Company and the Grantee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or trading market on which the shares of Common Stock may be listed at the time of such exercise and issuance. Notwithstanding any of the other provisions of this Agreement or of the Plan, the Grantee agrees that the Company will not be obligated to issue any of the shares of Common Stock pursuant to this Agreement if the issuance of such shares of Common Stock would constitute a violation by the Grantee or by the Company of any provision of any law or regulation of any governmental authority or national securities exchange or trading market on which the Common Stock is then listed or traded. The Company, in its sole discretion, may defer the effectiveness of any Vesting Date in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Grantee in writing of its decision to defer the effectiveness of such Vesting Date. In connection with the issuance of shares of Common Stock upon vesting of any RSUs, the Grantee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.
          (b) The Company may issue shares of Common Stock upon the vesting of RSUs under this Agreement only if (i) the shares of Common Stock that are to be issued are registered under the Securities Act and any and all other applicable securities laws, or (ii) the Company, upon advice of counsel, determines that the issuance of such shares of Common Stock is exempt from registration requirements.
          (c) The Grantee acknowledges and agrees that the Company is under no obligation to register, under the Securities Act or any other applicable securities laws, any of the shares of Common Stock to be issued to the Grantee upon vesting of any RSUs or to take any action that would make available any exemption from registration. The Grantee further acknowledges and agrees that if the shares of Common Stock to be issued to the Grantee upon the vesting of any RSUs have not been registered under the Securities Act and all other applicable securities laws, those shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act and must be held indefinitely without any transfer, sale or other disposition unless (i) the shares are subsequently registered under the Securities Act and all other applicable securities laws, or (ii) the Grantee obtains an opinion of counsel that is satisfactory in form and substance to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. In the event that the shares to be issued upon vesting of any RSUs are “restricted securities,” the certificate(s) representing the shares of Common Stock issued upon such vesting will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on the sale or transfer of such shares and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     11. Notices; Deliveries. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company, in care of its Secretary, at its principal office at 15880 N. Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260. Any notice to be given or delivered to the Grantee shall be in writing and addressed to him at the address given by him beneath his signature hereto. Either party hereto may hereafter designate a different address in writing to the other party. Any notice shall be deemed to have been given or delivered (a) upon personal delivery; or (b) upon receipt of facsimile transmission; or (c) one business day after deposit with a nationally recognized overnight courier for overnight delivery; or (d) three business days after deposit in the U.S. mail, first class postage prepaid, and properly addressed to the party to be notified.
     12. Disputes. As a condition of the granting of the RSUs, Grantee and his heirs and successors or permitted transferees agree that (a) any dispute or disagreement that may arise hereunder shall be determined by the Committee in its sole discretion and judgment, (b) all decisions of the Committee with respect to any questions or issues arising under the Plan or under this Agreement shall be conclusive on all persons having an interest in the RSUs, and (c) any such determination and any interpretation by the Committee of the terms of the Plan and this Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Grantee, his heirs, personal representatives, and permitted transferees.
     13. RSUs Subject to Plan [and Employment Agreement]. The Grantee acknowledges that he has received and carefully reviewed a copy of the Plan on or prior to the Grant Date. This Agreement and the RSUs evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan [and that certain Employment Agreement dated                     , 20___, between the Company and the Grantee (the “Employment Agreement”)]. Unless otherwise explicitly stated herein, in the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan shall govern and prevail under all circumstances. [In the event of a conflict between any term or provision contained herein and a term or provision of the Employment Agreement, the applicable terms and provisions of the Employment Agreement shall govern and prevail under all circumstances.]
14. Miscellaneous.
          (a) Nothing herein contained shall affect Grantee’s right to participate in and receive benefits from and in accordance with the then current provisions of any employee pension, welfare, or fringe benefit plan or program of the Company.
          (b) Whenever the term “Grantee” is used herein under circumstances applicable to any other person or persons to whom the RSUs, in accordance with the provisions of this Agreement or the Plan, may be transferred, the word “Grantee” shall be deemed to include such person or persons. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.
          (c) If any provision of this Agreement or of the Plan would disqualify the Agreement or the Plan under Rule 16b-3 promulgated under the Exchange Act, or would otherwise comply with Rule 16b-3, such provision shall be construed or deemed amended to conform to Rule 16b-3 to the extent permitted by applicable law and deemed advisable by the Board.
          (d) This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, administrators, successors, or permitted assigns.
          (e) The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Arizona, notwithstanding any Arizona or other conflicts-of-law principles to the contrary.
[Signature page follows.]

     IN WITNESS WHEREOF, the Company and Grantee have executed and delivered this Agreement as of the date first above written, which date is the Grant Date of the RSUs.

ALLIED WASTE INDUSTRIES, INC.

By:

Name:

Title:

GRANTEE

Name:

Address:

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